SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: September 8, 1998              Commission file number:  1-5805


                         THE CHASE MANHATTAN CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                                               13-2624428
(State or other jurisdiction                                  (I.R.S. Employer
      of incorporation)                                      Identification No.)


     270 Park Avenue, New York, NY                                 10017
(Address of principal executive offices)                         (Zip Code)


      (Registrant's telephone number, including area code): (212) 270-6000


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Item 5. Other Events
--------------------

      In connection with recent developments in Latin America, management of The Chase Manhattan Corporation ("Chase") disclosed certain information relating to Chase's cross-border exposure to certain Latin American countries as of December 31, 1997 and June 30, 1998. That information is attached as an exhibit hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

The following exhibit is filed with this report:


Exhibit Number                Description
--------------                -----------

    99.1                      Information Relating to Latin American Cross-
                              Border Exposure


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE CHASE MANHATTAN CORPORATION
                                                  (Registrant)


Dated:  September 8, 1998              By: /s/Joseph L. Sclafani
                                       -------------------------
                                           Joseph L. Sclafani
                                           Executive Vice President
                                           and Controller
                                           [Principal Accounting Officer]


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